Supplement dated August 25, 2015
to the Prospectus dated May 1, 2015
for Tri-Continental Corporation
(the Corporation)
The net asset value of Tri-Continental Corporation Common Stock on August 24, 2015 was $23.01 per share.
Shareholders should retain this Supplement for future reference.
SUP240_12_003_(08/15)